July 2018 Exhibit 99.1

This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the safety, efficacy and regulatory and clinical progress of our product candidates, including RTB101 alone and in combination with everolimus. All such forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. The use of words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” or “continue,” and other similar expressions are intended to identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our clinical results and other future conditions. All statements other than statements of historical facts contained in this presentation, including statements regarding future results of operations and financial position, business strategy, current and prospective product candidates, planned clinical trials and preclinical activities, including the initiation, timing, progress and results of our preclinical and clinical studies and our research and development programs, product approvals, research and development costs, current and prospective collaborations, timing and likelihood of success, including our ability to advance RTB101 alone and in combination with everolimus into, and successfully complete, clinical studies, and the timing or likelihood of regulatory filings and approvals, expectations regarding market acceptance and size, plans for launch and commercialization, plans and objectives of management for future operations, and future results of anticipated product candidates, are forward-looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. These statements are also subject to a number of material risks and uncertainties that are discussed in the section entitled "Risk Factors" in resTORbio’s annual report on Form 10-K for the fiscal year ended December 31, 2017, as well as discussions of potential risks, uncertainties, and other important factors in resTORbio's subsequent filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it was made. Neither we, nor our affiliates, advisors, or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and we make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source. Forward-looking statements

The biology of aging is regulated by TORC1

TORC1 is an evolutionarily conserved pathway that regulates aging Improved Immune Function Ameliorate Heart Failure Ameliorate Neurodegenerative Diseases TORC1 inhibition extended lifespan and healthspan and improved the following aging-related conditions in preclinical studies: Mice Flies Worms Yeast

resTORbio highlights Developing first in class and most advanced selective TORC1 program TORC1 inhibition improves immune, cardiac and neurologic function in aging preclinical species Proprietary TORC1 inhibitor, RTB101, in clinical development Positive topline results in Phase 2b study of RTRB101 to improve immune function and decrease the incidence of respiratory tract infections (RTIs) in high risk elderly patients Successfully identified dose (RTB101 10 mg once daily) and high-responding patient populations to move forward into pivotal trials RTB101 10 mg also significantly decreased the incidence of RTIs in a prior Phase 2a All doses of RTB101 observed to be well-tolerated Potential to treat high unmet need; RTIs are the 4th leading cause for hospitalization in the 65+; 2nd in 85+ (US) Data-driven approach to expand into additional indications in 2018 Detecting signals in the Phase 2b trial for two additional aging-related diseases in 2H 2018 Initiate at least one Phase 2 trial in an additional indication(s) in Q4 2018/Q1 2019 Well financed through 2020 with over $135 million as of March 31, 2018

TORC1 Pathway

Selective and more complete inhibition of TORC1 may have therapeutic benefit for the treatment of aging-related diseases



mTOR
TORC1
TORC2
Inhibition of TORC1 by genetic mutation extends lifespan
(Science , 2012)
Inhibition of TORC2 by genetic mutation decreases lifespan and causes hyperglycemia and hyperlipidemia in mice
(Science, 2012, Aging Cell 2014)
S6K
4EBP1
Ulk1
Atg
Knock out of S6K extends lifespan and healthspan
(Science,2009)
Overexpression extends lifespan
(Cell, 2009)
Transgenic overexpression extends lifespan
(Nat Comm 2013)

resTORbio 7

RTB101 and RTB101+everolimus target multiple nodes downstream of TORC1



RTB101
mTOR
TORC1
S6K
4EBP1
Ulk1
Atg
Knock out of S6K **extends lifespan** and healthspan
(Science,2009)
Overexpression **extends lifespan**
(Cell, 2009)
Transgenic overexpression **extends lifespan**
(Nat Comm 2013)

RTB101

- Catalytic mTOR>PI3K inhibitor
- Over 1,000 patients exposed



everolimus
RTB101
mTOR
TORC1
S6K
4EBP1
Ulk1
Atg
Knock out of S6K **extends lifespan** and healthspan
(Science,2009)
Overexpression **extends lifespan**
(Cell, 2009)
Transgenic overexpression **extends lifespan**
(Nat Comm 2013)

everolimus

- Allosteric mTOR Inhibitor (Rapalog)
- Approved for oncology and organ transplant indications

resTORbio 8

Results of Phase 2a trial 264 mostly healthy elderly people randomized to the following TORC1 inhibitor treatment arms: Everolimus 0.1 mg +RTB101 10 mg RTB101 10 mg Everolimus 0.5 mg Everolimus 0.1 mg Placebo Both RTB101 10 mg once daily and RTB101 10 mg + everolimus 0.1 mg once daily significantly reduced the incidence of all infections as well as respiratory tract infections (RTIs) Reduction in RTIs; RTB101 10 mg : 42% reduction (p=0.006) RTB101 10 mg + everolimus 0.1 mg : 36% reduction (p=0.01) Both RTB101 10 mg and RTB101 10 mg +everolimus 0.1 mg upregulated antiviral gene expression in whole blood TORC1 Inhibition

RTB101 offers new approach to harnessing the immune system to target multiple pathogens

The majority of pathogens detected in elderly subjects hospitalized for pneumonia are viruses for which **NO APPROVED THERAPIES** are currently available



Indicates the annual number of pathogen-specific pneumonia hospitalizations per 10,000 adults ≥ 80
* Viruses with no FDA-approved therapies available
*Adenovirus
L. pneumophila
S. aureus
M. pneumoniae
*Coronavirus
*Respiratory Syncytial Virus
*Parainfluenza Virus
*Human Meta-Pneumovirus
S. Pneumoniae
Influenza A or B
*Human Rhinovirus
0
5
10
15
20
Incidence per 10,000 Persons

IMMUNOTHERAPY:
RTB101 alone or in combination with everolimus

Sources: S. Jain et al., NEJM 2015

resTORbio 10

RTB101 Phase 2b Topline Data

Goal of Phase 2b dose-finding study: To determine dose and patient population for pivotal trials The study successfully identified dose and patient population for pivotal trials: Dose: RTB101 10 mg once daily: Led to a statistically significant and clinically meaningful 30.6% reduction in the percentage of patients with one or more laboratory-confirmed RTIs (p=0.026) RTB101 10 mg once daily decreased the incidence of RTIs in prior Phase 2a by 42% (p=0.006) Pre-specified analyses identified high responding patient population: 65 and older with asthma: 68.4% reduction in laboratory-confirmed RTIs (p=0.0002) 85 and older: 66.7% decrease in laboratory-confirmed RTIs (p=0.007) 65 and older non-smokers: 43.9% decrease in laboratory-confirmed RTIs (p=0.001) All doses, including RTB101 10 mg once daily, were well-tolerated Plan to meet with regulatory authorities to discuss design of pivotal trials and initiate pivotal trials in 2019 All analyses were pre-specified

Phase 2b design Primary Endpoint: Reduction in the percentage of patients with laboratory-confirmed RTIs through week 16 Population: Elderly subjects at increased risk of RTI-associated morbidity and mortality including: ≥ 85 years of age 65-84 years of age with one or more of the following comorbidities including: Asthma Chronic obstructive pulmonary disease (COPD) Type 2 diabetes mellitus (T2DM) Current smoker 16 weeks 8 weeks RTB101 5 mg QD RTB101 10 mg QD Placebo Follow-up PART 2 (n=473) RTB101 10 mg + everolimus 0.1 mg QD RTB101 10 mg QD Placebo 16 weeks 8 weeks Follow-up RTB101 10 mg BID PART 1 (n=179) QD, once daily; BID, twice daily

Demographics

Parameter	Statistics	Part 1: RTB101 5mg (N=61)	Part 1: RTB101 10mg QD[1] (N=58)	Part 1: Placebo (N=60)	Part 1: Total (N=179)	Part 2: RTB101 10mg QD (N=118)	Part 2: RTB101 10mg BID[2] (N=120)	Part 2: RTB101 + everolimus (N=115)	Part 2: Placebo (N=120)	Part 2: Total (N=473)
Age at Randomization (Year)	n	61	58	60	**179**	118	120	115	120	**473**
	Mean (SD)	74.0 (8.2)	76.5 (7.9)	74.4 (7.3)	**74.9 (7.9)**	73.1 (6.9)	73.0 (6.9)	73.9 (7.0)	73.2 (7.2)	**73.3 (7.0)**
Sex, n (%)	Male	33 (54.1)	31 (53.4)	36 (60.0)	**100 (55.9)**	52 (44.1)	62 (51.7)	58 (50.4)	53 (44.2)	**225 (47.6)**
	Female	28 (45.9)	27 (46.6)	24 (40.0)	**79 (44.1)**	66 (55.9)	58 (48.3)	57 (49.6)	67 (55.8)	**248 (52.4)**
Race, n (%)	White	56 (91.8)	54 (93.1)	57 (95.0)	**167 (93.3)**	114 (96.6)	110 (91.7)	106 (92.2)	109 (90.8)	**439 (92.8)**
	Black or African American	0	0	0	**0**	4 (3.4)	9 (7.5)	5 (4.3)	10 (8.3)	**28 (5.9)**
	Asian	2 (3.3)	2 (3.4)	0	**4 (2.2)**	0	0	0	0	**0**
	American Indian or Alaska Native	0	0	0	**0**	0	1 (0.8)	1 (0.9)	0	**2 (0.4)**
	Native Hawaiian, Maori or Other Pacific Islander	0	0	0	**0**	0	0	0	0	**0**
	Other	3 (4.9)	2 (3.4)	3 (5.0)	**8 (4.5)**	0	0	3 (2.6)	1 (0.8)	**4 (0.8)**
	Not reported	0	0	0	**0**	0	0	0	0	**0**
Ethnicity, n(%)	Not Hispanic or Latino	61 (100.0)	58 (100.0)	60 (100.0)	**179 (100.0)**	108 (91.5)	114 (95.0)	101 (87.8)	108 (90.0)	**431 (91.1)**
	Hispanic or Latino	0	0	0	**0**	10 (8.5)	6 (5.0)	14 (12.2)	12 (10.0)	**42 (8.9)**
	Not reported	0	0	0	**0**	0	0	0	0	**0**

[1] QD, once daily. [2] BID, twice daily

resTORbio 14

A significant reduction in the percentage of patients with laboratory-confirmed RTIs was observed in the RTB101 10 mg once daily cohort -20.6% 8.5% 8.5% -30.6% RTB101 5mg QD RTB101 10mg QD RTB101 10mg BID RTB101 10mg + everolimus 0.1mg 1One-sided p-value; 2Odds ratio represents the odds of experiencing one or more laboratory confirmed RTIs in the active treatment group versus the placebo group; 390% confidence interval; *p<0.05, considered to be statistically significant; 4No. of patients in cohort with one or more laboratory-confirmed RTIs * Difference in proportion of patients with one or more laboratory-confirmed RTIs compared to placebo p-value1 0.108 0.026 0.617 0.694 Odds ratio2 (CI3) 0.615 (0.323; 1.174) 0.604 (0.394; 0.927) 1.100 (0.650; 1.860) 1.180 (0.689; 2.022) Active n 61 176 120 115 nRTI4 21 34 26 25 Placebo n 60 180 120 120 nRTI4 26 50 24 24

RTB101 10mg once daily, all parts RTB101 10mg QD (n=58) RTB101 10mg QD (n=118) RTB101 10mg QD (n=176) Part 1 Part 2 Part 1 & 2 p-value1 0.013 0.272 0.026 Odds ratio2 (CI3) 0.394 (0.197; 0.787) 0.815 (0.468; 1.419) 0.604 (0.394; 0.927) -15.5% -44.3% -30.6% * * 1One-sided p-value; 2Odds ratio represents the odds of experiencing one or more laboratory confirmed RTIs in the active treatment group versus the placebo group; 390% confidence interval; *p<0.05, considered to be statistically significant; 4No. of patients in cohort with one or more laboratory-confirmed RTIs Difference in proportion of patients with one or more laboratory-confirmed RTIs compared to placebo RTB101 10mg QD n 58 118 176 nRTI4 14 20 34 Placebo n 60 120 180 nRTI4 26 24 50

RTB101 10mg once daily monotherapy showed unprecedented efficacy in subpopulations 85+ and 65+ with asthma



85+:
% subjects with 1 or more LC-RTI
65+: % subjects with 1 or more LC-RTI
Asthma
T2DM
COPD
Smokers
Part 1
Part 2
Part 1 & 2
(%)
-66.7% (p=0.050)
-66.1% (*p=0.002)
-46.4% (p=0.050)
0.0% (p=0.332)
174.7% (p=0.830)
-66.8% (*p=0.049)
-69.4% (*p=0.016)
-15.4% (p=0.074)
3.3% (p=0.146)
376.2% (p=0.848)
-66.7% (**p=0.007)
-68.4% (***p=0.0002)
-26.9% (*p=0.020)
2.1% (p=0.179)
286.5% (p=0.926)

17

RTB101 10mg once daily, all subgroups, all parts RTB101 10mg QD n 12 15 27 16 30 46 21 65 86 45 86 131 50 98 148 nRTI4 2 2 4 4 2 6 5 10 15 9 12 21 12 14 26 Placebo n 12 15 27 19 32 51 18 66 84 47 87 134 49 104 153 nRTI4 6 6 12 14 7 21 8 12 20 21 16 37 25 23 48 85+ Asthma T2DM Non-COPD Non-Smokers 85+ Asthma T2DM Non-COPD Non-Smokers Difference in proportion of patients with one or more laboratory-confirmed RTIs compared to placebo * ** ** * *** * ** ** * ** 1One-sided p-value; 2Odds ratio represents the odds of experiencing one or more laboratory confirmed RTIs in the active treatment group versus the placebo group; 390% confidence interval; *p<0.05, **p<0.01, ***p<0.001; 4No. of patients in cohort with one or more laboratory-confirmed RTIs p-value1 0.050 0.049 0.007 0.002 0.016 0.0002 0.050 0.074 0.020 0.008 0.07 0.002 0.006 0.036 0.001 Odds ratio2 (CI3) 0.196 (0.038; 1.003) 0.214 (0.046; 0.990) 0.182 (0.059; 0.564) 0.072 (0.016; 0.317) 0.129 (0.027; 0.621) 0.110 (0.040; 0.305) 0.230 (0.053; 0.997) 0.378 (0.125; 1.141) 0.337 (0.141; 0.806) 0.230 (0.085; 0.624) 0.441 (0.177; 1.098) 0.317 (0.162; 0.619) 0.239 (0.094; 0.606) 0.401 (0.174; 0.925) 0.309 (0.165; 0.577) **

Preclinical data: mTOR inhibition decreased airway inflammation in asthma and increased airway inflammation due to smoking Asthma Smoking mTOR inhibition with rapamycin (Rapa) significantly decreased airway inflammation in a preclinical asthma model in which mice were exposed to intranasal house dust mites (HDM)1 Disruption of mTOR selectively in bronchial epithelial cells (mBE-mtor-/-) significantly increased cigarette smoke (CS)-induced lung inflammation in a COPD model in which mice were exposed to cigarette smoke for 6 months2 1Mushaben E. M. et al., J Immunol 2011:187:5756-5763; 2 Wang Y et al., J Immunol 2018;200:2571-2580; *p<0.05, **p<0.01

Greater proportion of high responders in Part 1 Patients aged 85+ or with asthma (no COPD or smokers) All other patients Greater proportion of high responder group in Part 1 may account in part for the larger reduction in RTIs in Part 1 compared to Part 2

A significant reduction in the percentage of patients with laboratory-confirmed RTIs was observed in all monotherapy doses [non-smokers] RTB101 5mg QD RTB101 10mg BID RTB101 10mg + Everolimus 0.1mg RTB101 10mg QD p-value1 0.043 0.001 0.041 0.140 Odds ratio2 (CI3) 0.413 (0.177; 0.962) 0.309 (0.165; 0.577) 0.344 (0.126; 0.941) 0.579 (0.253; 1.328) * * ** 1One-sided p-value; 2Odds ratio represents the odds of experiencing one or more laboratory confirmed RTIs in the active treatment group versus the placebo group; 390% confidence interval; *p<0.05, **p<0.01, ***p<0.001; 4No. of patients in cohort with one or more laboratory-confirmed RTIs Difference in proportion of patients with one or more laboratory-confirmed RTIs compared to placebo Active n 53 148 102 94 nRTI4 18 26 19 20 Placebo n 49 153 104 104 nRTI4 25 48 23 23 -3.6% -15.8% -43.9% -33.3%

65+ with Asthma or 85+ Years of Age (Non-Smokers) RTB101 5mg QD RTB101 10mg BID RTB101 10mg + Everolimus 0.1mg RTB101 10mg QD p-value1 0.0195 0.0003 0.134 0.352 Odds ratio2 (CI3) 0.292 (0.110; 0.779) 0.213 (0.102; 0.447) 0.557 (0.234; 1.326) 0.824 (0.356; 1.908) * *** 1One-sided p-value; 2Odds ratio represents the odds of experiencing one or more laboratory confirmed RTIs in the active treatment group versus the placebo group; 390% confidence interval; *p<0.05, **p<0.01, ***p<0.001; 4No. of patients in cohort with one or more laboratory-confirmed RTIs Difference in proportion of patients with one or more laboratory-confirmed RTIs compared to placebo Active n 30 68 43 40 nRTI4 11 10 8 10 Placebo n 26 68 42 42 nRTI4 16 28 12 12 -12.6% -35.0% -64.3% -40.3%

Consistent efficacy of RTB101 10 mg once daily observed in Phase 2 clinical trials Phase 2a (n=264) 23% with comorbidities Phase 2b Part 1 (n=179) 100% with comorbidities Phase 2b Part 2 (n=473) 100% with comorbidities 42%** RTIs 47% RTIs in asthma pts 44%* RTIs 66%** RTIs in asthma pts 67% RTIs in 85 15% RTIs 69%* RTIs in asthma pts 67%* RTIs ≥ 85 ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ Phase 2b Parts 1+2 (n=652) 100% with comorbidities 31%* RTIs 68%*** RTIs in asthma pts 67%** RTIs ≥ 85 ✓ ✓ ✓ ≥ No ≥ 85 in placebo *p<0.05, **p<0.01, ***p<0.001

RTB101 was well-tolerated in high-risk elderly patients Adverse events (AEs) were balanced between the RTB101 10 mg once daily and placebo cohorts 1 unrelated death occurred in the RTB101 10 mg once daily cohort (patient was hit by car while riding a bicycle), 1 unrelated death occurred in the placebo cohort (unknown cause) 4.5% of subjects in the RTB101 10 mg once daily cohort and 7.2% of subjects in the placebo cohort had a serious adverse event, none of which were considered related to study drug 4.5% of subjects in the RTB101 10 mg once daily cohort and 6.1% of subjects in the placebo cohort discontinued study drug due to an AE All AEs were mild or moderate in severity except for 11 severe AEs in RTB101 10 mg once daily cohort and 22 severe AEs in the placebo cohort

Summary of 16-week analysis of Phase 2b Study successfully defined the dose and patient populations to include in our pivotal trials: RTB101 10 mg once daily Consistent efficacy seen in two phase 2 trials enrolling more than 900 elderly people 65 years or older with asthma, or 85 years and older, non-smokers All doses including RTB101 10 mg once daily were well-tolerated in high-risk elderly patients enrolled in the Phase 2b study Plan to meet with regulatory authorities to discuss design of pivotal trials and initiate pivotal trials in 2019

Medical Need & Market Opportunity

RTIs are the 4th most common cause for hospitalization in 65+1 (2nd in 85+1) RTIs are the 7th leading cause of death in 65+2 (5th in 85+2) RTIs are the leading cause of asthma exacerbations3 RTIs represent a significant healthcare burden 1Pfunter, A (2013) HCUP Statistical Brief #162; 2Kochanek KD, Murphy SL, Xu JQ, Tejada-Vera B. Deaths: Final data for 2014. National vital statistics reports; vol 65 no 4. Hyattsville, MD: National Center for Health Statistics. 2016; 3BMJ, 1995, 310:1225-1228; BMJ, 1993, 307:982-986; 4 Am J Med. 2002. 112(6A):42S-49S The majority of RTIs are caused by viruses for which there are no approved therapies4 Decreasing the incidence of RTIs in the elderly may significantly decrease health care costs

US EU5 JP Elderly people (65-74 years old): With comorbidities (COPD, asthma, T2DM, CHF) 11M 13M 7M Elderly people (75-84 years old): With comorbidities (COPD, asthma, T2DM, CHF) 7M 11M 6M Elderly people (85+ years old): 6M 9M 5M # Elderly People (2016) 24M 33M 18M Average Annual Growth Rate 3% 2% 1% Estimated 75 million elderly people at increased risk of RTI-related morbidity and mortality in the U.S., major European countries and Japan Represents 2016 figures *To be updated once we further refine our pivotal trial population

% Reduction in RTI Estimated % prescribed in patients (patient-weighted means) ≥85 65-84 with asthma 65-84 with comorbidities 25% 33% 36% 36% 33% 41% 44% 47% 40% 46% 48% 51% Survey of 100 physicians to determine potential usage in the target patient populations Medical Specialty Geriatrics 25 Primary Care 50 Pulmonologist 25 Practice characteristics Years practicing medicine Avg 19 (median 19.5, range 6-33) # pts ≥ 65 seen/month Avg 250 (median 220, range 80-600) % services billed to Medicare Avg 63% (median 65%, range 30-100%) *Respondent background (n=100): Physician survey*: Expected use in target populations

TORC1 inhibition may ameliorate multiple aging related disease 1st Phase 2a Reduction In RTI Incidence Preclinical Validation 2nd Phase 2a Phase 2b Phase 3 Heart Failure Preclinical Validation Clinical Signal Phase 2 UTIs + RTI Tx Preclinical Validation Clinical Signal in Phase 2a Phase 2 Neurodegenerative Diseases Preclinical Validation Neuroscience, 2012; J Biol Chem, 2010; PloS One, 2010 Phase 2 Ameliorate Heart Failure Improved Immune Function Neurodegenerative Diseases Echo + 6MWT UTI + Biomarker Analysis

Q1 Q2 Q3 Q4 H1 H2 Near term planned clinical milestones and path forward Ph 2b Topline Data Initiation POC clinical study 2nd indication Initiation of POC clinical study 3rd indication Pivotal Trial Initiation 2018 2019 Second Ph 2a Publication Ph 2b 24 week data Completed dosing all patients in Ph 2b Initiated manufacturing of drug product for 2nd indication End-of-Ph 2 Meeting with FDA POC = proof of concept

resTORbio Highlights Developing first in class and most advanced selective TORC1 program TORC1 inhibition improves immune, cardiac and neurologic function in aging preclinical species Proprietary TORC1 inhibitor, RTB101, in clinical development Positive topline results in Phase 2b study of RTRB101 to decrease the incidence of respiratory tract infections (RTIs) in high risk elderly patients Successfully identified dose (RTB101 10 mg once daily) and high-responding patient populations to move forward into pivotal trials All doses of RTB101 observed to be well-tolerated Potential to treat high unmet need; RTIs are the 4th leading cause for hospitalization in the 65+; 2nd in 85+ (US) Data-driven approach to expand into additional indications in 2018 Detecting signals in the Phase 2b trial for two additional aging-related diseases in 2H 2018 Initiate at least one Phase 2 trial in an additional indication(s) in Q4 2018/Q1 2019 Well financed through 2020 with over $135 million as of March 31, 2018

July 2018